                                                                      Exhibit 25
                                                                     Page 1 of 5


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned hereby irrevocably constitutes and appoints JOHN P. HARBIN and JUDITH A. MURRELL, or either of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 1994. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at
Dallas, Texas on this   15th   day of February, 1995.
                      --------


                                 /s/ Dean P. Guerin
                              ------------------------
                              Dean P. Guerin



STATE OF TEXAS      Section
                    Section
COUNTY OF DALLAS    Section


     BEFORE ME,     Nancy Scott   , a Notary Public in and for the State of
                ------------------
Texas, on this day did personally appear   Dean P. Guerin  , known to me to be
                                         ------------------
the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this    15th   day of February,
                                                  ---------
1995.



                                 /s/ Nancy Scott
                              ---------------------
                              Notary Public, State of Texas


(SEAL)


My Commission Expires: May 31, 1996

                                                                      Exhibit 25
                                                                     Page 2 of 5



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned hereby irrevocably constitutes and appoints JOHN P. HARBIN and JUDITH A. MURRELL, or either of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 1994. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at
Dallas, Texas on this   15th   day of February, 1995.
                      --------


                                  /s/ William C. McCord
                              -----------------------------
                              William C. McCord



STATE OF TEXAS      Section
                    Section
COUNTY OF DALLAS    Section


     BEFORE ME,    Nancy Scott   , a Notary Public in and for the State of
                -----------------
Texas, on this day did personally appear   William C. McCord   , known to me to
                                         ----------------------
be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this  15th  day of February, 1995.
                                                  ------


                                 /s/ Nancy Scott
                              ---------------------
                              Notary Public, State of Texas


(SEAL)


My Commission Expires:   May 31, 1996

                                                                      Exhibit 25
                                                                     Page 3 of 5



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned hereby irrevocably constitutes and appoints JOHN P. HARBIN and JUDITH A. MURRELL, or either of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 1994. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at
Dallas, Texas on this   15th   day of February, 1995.
                      --------


                                  /s/ Charles L. Blackburn
                              --------------------------------
                              Charles L. Blackburn



STATE OF TEXAS      Section
                    Section
COUNTY OF DALLAS    Section


     BEFORE ME,    Nancy Scott   , a Notary Public in and for the State of
                -----------------
Texas, on this day did personally appear    Charles L. Blackburn    , known to
                                         ---------------------------
me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this  15th  day of February, 1995.
                                                  ------


                                 /s/ Nancy Scott
                              ---------------------
                              Notary Public, State of Texas


(SEAL)


My Commission Expires:  May 31, 1996

                                                                      Exhibit 25
                                                                     Page 4 of 5



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned hereby irrevocably constitutes and appoints JOHN P. HARBIN and JUDITH A. MURRELL, or either of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 1994. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at
Dallas, Texas on this   15th   day of February, 1995.
                      --------


                                 /s/ Frederick B. Hegi, Jr.
                              --------------------------------
                              Frederick B. Hegi, Jr.



STATE OF TEXAS      Section
                    Section
COUNTY OF DALLAS    Section


     BEFORE ME,    Nancy Scott    , a Notary Public in and for the State of
                ------------------
Texas, on this day did personally appear    Frederick B. Hegi, Jr.  , known to
                                         ---------------------------
me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this   15th  day of February, 1995.
                                                  -------


                                 /s/ Nancy Scott
                              ---------------------
                              Notary Public, State of Texas


(SEAL)


My Commission Expires:  May 31, 1996

                                                                      Exhibit 25
                                                                     Page 5 of 5


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned hereby irrevocably constitutes and appoints JOHN P. HARBIN and JUDITH A. MURRELL, or either of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 1994. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at
Dallas, Texas on this   15th   day of February, 1995.
                      --------


                                /s/ James E. McCormick
                              ---------------------------
                              James E. McCormick



STATE OF TEXAS      Section
                    Section
COUNTY OF DALLAS    Section


     BEFORE ME,    Nancy Scott   , a Notary Public in and for the State of
                -----------------
 Texas, on this day did personally appear     James E. McCormick   , known to me
                                          -------------------------
to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this   15th  day of February, 1995.
                                                  -------


                                 /s/ Nancy Scott
                              ----------------------
                              Notary Public, State of Texas


(SEAL)


My Commission Expires: May 31, 1996